Exhibit 10.17

FIFTH AMENDMENT TO THE

INDIVIDUAL ACCOUNT RETIREMENT PLAN

FOR

BARGAINING UNIT EMPLOYEES

AT THE CAMERON INTERNATIONAL CORPORATION

BUFFALO, NEW YORK PLANT

(As Amended and Restated Effective as of January 1, 2008)

WHEREAS, CAMERON INTERNATIONAL CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR  BARGAINING UNIT EMPLOYEES AT THE CAMERON INTERNATIONAL CORPORATION BUFFALO, NEW YORK PLANT, as amended and restated effective as of January 1, 2008  (the “Plan”) for the benefit of its eligible employees;

WHEREAS, the Company desires to amend the Plan to conform to reflect the applicable provisions of the collective bargaining agreement between the Company and the International Association of Machinists and Aerospace Workers, Local Lodge No. 330, District No. 65;

NOW, THEREFORE, the Plan is hereby amended as follows:

I.           Effective as of January 1, 2011, the following shall be added to the end of the last sentence of Section 1.01(13):

“, except that solely for purposes of Article XVII, a Contribution Hour shall include any paid hour for jury duty, bereavement, or military service.”

III.           As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED, this _1st__ day of ___February____, 2011, effective for all purposes as provided above.

CAMERON INTERNATIONAL CORPORATION
By: /s/
Name: Roslyn R. Larkey
Title: Vice President, Human Resources

SIXTH AMENDMENT TO THE

INDIVIDUAL ACCOUNT RETIREMENT PLAN

FOR

BARGAINING UNIT EMPLOYEES

AT THE CAMERON INTERNATIONAL CORPORATION

BUFFALO, NEW YORK PLANT

(As Amended and Restated Effective as of January 1, 2008)

WHEREAS, CAMERON INTERNATIONAL CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR  BARGAINING UNIT EMPLOYEES AT THE CAMERON INTERNATIONAL CORPORATION BUFFALO, NEW YORK PLANT, as amended and restated effective as of January 1, 2008  (the “Plan”) for the benefit of its eligible employees;

WHEREAS, the Company desires to amend the Plan in certain respects;

NOW, THEREFORE, the Plan is hereby amended as follows:

I.           Effective as of September 1, 2010, Section 1.01(7A) shall be deleted and the following shall be substituted therefor:

“(7A)           Committee:  The Cameron Benefits Committee.”

II.           Effective as of July 1, 2011, Section 9.03(c)(vi) of the Plan (referring to the level income annuity option) shall be deleted.

III.           As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED, this __9th___ day of __June___________, 2011, effective for all purposes as provided above.

CAMERON INTERNATIONAL CORPORATION
By: /s/
Name: Roslyn R. Larkey
Title: Vice President, Human Resources